As filed with the Securities and Exchange Commission on December 8, 2006
Registration No. 333-137660

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 5
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Altra Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	3568	61-1478870
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
14 Hayward Street
Quincy, Massachusetts 02171
(617) 328-3300
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Michael L. Hurt
Chief Executive Officer
Altra Holdings, Inc.
14 Hayward Street
Quincy, Massachusetts 02171
(617) 328-3300
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent For Service)

Copies to:

Craig W. Adas, Esq. Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway Redwood Shores, California 94065 (650) 802-3000	Valerie Ford Jacob, Esq. Stuart Gelfond, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004-1980 (212) 859-8000

          Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
          If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.     ☐
          If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
          If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
          If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount to be	Offering Price Per	Aggregate	Amount of
Securities to be Registered	Registered(a)	Share(b)	Offering Price(b)	Registration Fee(c)

Common stock, par value $0.001 per share	11,500,000 shares	$16.00	$184,000,000	$19,688

(a)	Includes shares of common stock which may be purchased by the underwriters to cover over-allotments, if any.

(b)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) promulgated under the Securities Act of 1933.

(c)	Previously paid.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
      The sole purpose of this amendment is to amend the Exhibit Index and to file Exhibit 1.1, Exhibit 5.1, Exhibit 10.22 and Exhibit 21.1 to the registration statement as indicated in Item 16(a) of Part II of this amendment. No other changes have been made to the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note and Item 16(a) of Part II and the Exhibit Index of the registration statement.

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.
          (a) The following exhibits are filed with this Registration Statement.

Number		Description

1.1		Form of Purchase Agreement
2	.1(1)	LLC Purchase Agreement, dated as of October 25, 2004, among Warner Electric Holding, Inc., Colfax Corporation and Registrant
2	.2(1)	Assignment and Assumption Agreement, dated as of November 21, 2004, between Registrant and Altra Industrial Motion, Inc.
2	.3(2)	Share Purchase Agreement, dated as of November 7, 2005, among Altra Industrial Motion, Inc. and the stockholders of Hay Hall Holdings Limited listed therein
2	.4*	Asset Purchase Agreement, dated May 18, 2006, among Warner Electric LLC, Bear Linear LLC and the other guarantors listed therein
3	.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, to be in effect immediately prior to the effectiveness of the offering
3	.2*	Second Amended and Restated Certificate of Incorporation of the Registrant, to be in effect upon the consummation of the offering
3	.3*	Amended and Restated Bylaws of the Registrant, to be in effect upon the consummation of the offering
4	.1*	Amended and Restated Registration Rights Agreement, dated January 6, 2005, among Registrant, Genstar Capital Partners II, L.P., Stargen III, L.P. and Caisse de dépôt et Placement du Québec
4	.2(1)	Indenture, dated as of November 30, 2004, among Altra Industrial Motion, Inc., the Guarantors party thereto and The Bank of New York Trust Company, N.A. as trustee
4	.3(3)	First Supplemental Indenture, dated as of February 7, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A. as trustee
4	.4(2)	Second Supplemental Indenture, dated as of February 8, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A. as trustee
4	.5(3)	Third Supplemental Indenture, dated as of April 24, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A. as trustee
4	.6(1)	Form of 9% Senior Secured Notes due 2011 (included in Exhibit 4.1)
4	.7(1)	Registration Rights Agreement, dated as of November 30, 2004, among Altra Industrial Motion, Inc., Jefferies & Company, Inc., and the Subsidiary Guarantors party thereto
4	.8(2)	Indenture, dated as of February 8, 2006, among Altra Industrial Motion Inc. the guarantors party thereto, the Bank of New York, as trustee and paying agent and the Bank of New York (Luxembourg) SA, as Luxembourg paying agent
4	.9(3)	First Supplemental Indenture, dated as of April 24, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York as trustee
4	.10(2)	Form of 11 1/4% Senior Notes due 2013
4	.11(2)	Registrants Rights Agreement, dated as of February 8, 2006, among Altra Industrial Inc., the guarantors party thereto, and Jefferies International Limited, as initial purchasers
4	.12*	Note Purchase Agreement, dated November 30, 2004, between Registrant and Caisse de dépôt et Placement du Québec
4	.13*	Form of Caisse de dépôt et Placement du Québec Note, due November 30, 2019
4	.14*	Amended and Restated Stockholders Agreement, dated January 6, 2005, among the Registrant and the stockholders listed therein

Number		Description

4	.15*	First Amendment to the Amended and Restated Stockholders Agreement, dated May 1, 2005, among the Registrant and the stockholders listed therein
4	.16*	Form of Common Stock Certificate
4	.17*	Second Amendment to the Amended and Restated Stockholders Agreement among the Registrant and the stockholders listed therein
4	.18*	First Amendment to the Amended and Restated Registration Rights Agreement among the Registrant and the stockholders listed therein
5.1		Opinion of Weil, Gotshal & Manges LLP
10	.1(1)	Credit Agreement, dated as of November 30, 2004, among Altra Industrial Motion, Inc. and certain subsidiaries of the Company, as Guarantors, the financial institutions listed therein, as Lenders, and Wells Fargo Bank, as Lead Arranger
10	.2(1)	Security Agreement, dated as of November 30, 2004, among Altra Industrial Motion, Inc., the other Grantors listed therein and The Bank of New York Trust Company, N.A.
10	.3(1)	Patent Security Agreement, dated as of November 30, 2004, among Kilian Manufacturing Corporation, Warner Electric Technology LLC, Formsprag LLC, Boston Gear LLC, Ameridrives International, L.P. and The Bank of New York Trust Company, N.A.
10	.4(1)	Trademark Security Agreement, dated as of November 30, 2004, among Warner Electric Technology LLC, Boston Gear LLC and The Bank of New York Trust Company, N.A.
10	.5(1)	Intercreditor and Lien Subordination Agreement, dated as of November 30, 2004, among Wells Fargo Foothill, Inc., The Bank of New York Trust Company, N.A. and Altra Industrial Motion, Inc.
10	.6(1)	Agreement, dated as of October 24, 2004, between Ameridrives International, L.P. and United Steel Workers of America Local 3199-10
10	.7(1)	Labor Agreement, dated as of August 9, 2004, between Warner Electric LLC (formerly Warner Electric Inc.) and International Association of Machinists and Aerospace Works, AFL-CIO, and Aeronautical Industrial District Lode 776, Local Lodge 2771
10	.8*	Labor Agreement, dated May 17, 2006, between Warner Electric LLC and United Steelworkers and Local Union No. 3245
10	.9*	Labor Agreement, dated June 6, 2005, between Formsprag LLC and UAW Local 155
10	.10(1)	Employment Agreement, dated as of January 6, 2005, among Altra Industrial Motion, Inc., the Registrant and Michael L. Hurt
10	.11(1)	Employment Agreement, dated as of January 6, 2005, among Altra Industrial Motion, Inc., the Registrant and Carl Christenson
10	.12(1)	Employment Agreement, dated as of January 12, 2005, among Altra Industrial Motion, Inc., the Registrant and David Wall
10	.13(1)	Registrant’s 2004 Equity Incentive Plan
10	.14*	Amendment to Registrant’s 2004 Equity Incentive Plan
10	.15(1)	Form of Registrant’s Restricted Stock Award Agreement
10	.16*	Subscription Agreement, dated November 30, 2004, among Registrant, the preferred purchasers and the common purchasers as listed therein
10	.17(1)	Advisory Services Agreement, dated as of November 30, 2004, among Registrant, Altra Industrial Motion, Inc. and Genstar Capital, L.P.
10	.18(1)	Transition Services Agreement, dated as of November 30, 2004, among Warner Electric Holding, Inc., Colfax Corporation and Altra Industrial Motion, Inc.
10	.19(1)	Trademarks and Technology License Agreement, dated November 30, 2004, among Registrant, Colfax Corporation and Altra Industrial Motion, Inc.

Number		Description

10	.20*	First Amendment to the Advisory Services Agreement among Registrant, Altra Industrial Motion, Inc. and Genstar Capital L.P.
10	.21*	Second Amendment to Registrant’s 2004 Equity Incentive Plan
10.22		First Amendment to Employment Agreement, dated December 5, 2006, among Altra Industrial Motion, Inc., the Registrant and Michael L. Hurt
10	.23*	Form of Amendment to Restricted Stock Agreements with Michael Hurt
10	.24*	Form of Transition Agreement
11	.1*	Statement of Computation of Earnings Per Share (required information contained within this Form S-1)
21.1		Subsidiaries of Registrant
23	.1*	Consent of Ernst & Young LLP, independent registered public accounting firm
23	.2*	Consent of BDO Stoy Hayward LLP, independent chartered accountants
23.3		Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)
24	.1*	Power of Attorney

(1)	Incorporated by reference to Altra Industrial Motion, Inc.’s Registration Statement on Form S-4 (File No. 333-124944) filed with the Securities and Exchange Commission on May 16, 2005.

(2)	Incorporated by reference to Altra Industrial Motion, Inc.’s Current Report on Form 8-K (File No. 333-124944) filed with the Securities and Exchange Commission on February 14, 2006.

(3)	Incorporated by reference to Altra Industrial Motion, Inc.’s Annual Report on Form 10-K (File No. 333-124944) filed with the Securities and Exchange Commission on May 15, 2006.

*	Filed previously
          (b) Financial Statement Schedules

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, as amended, Altra Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Quincy, State of Massachusetts, on December 8, 2006.

ALTRA HOLDINGS, INC.

By:	/s/ David Wall

Name: David Wall
Title: Chief Financial Officer
          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2006.

Signature	Title

/s/ Michael L. Hurt Michael L. Hurt	Chief Executive Officer and Director (principal executive officer)

/s/ David Wall David Wall	Chief Financial Officer (principal financial officer and principal accounting officer)

/s/ Frank E. Bauchiero* Frank E. Bauchiero	Director

/s/ Jean-Pierre L. Conte* Jean-Pierre L. Conte	Director

/s/ Darren J. Gold* Darren J. Gold	Director

/s/ Larry McPherson* Larry McPherson	Director

/s/ Richard D. Paterson* Richard D. Paterson	Director

* /s/ David Wall David Wall, as attorney-in-fact

EXHIBIT INDEX

Number		Description

1.1		Form of Purchase Agreement
2	.1(1)	LLC Purchase Agreement, dated as of October 25, 2004, among Warner Electric Holding, Inc., Colfax Corporation and Registrant
2	.2(1)	Assignment and Assumption Agreement, dated as of November 21, 2004, between Registrant and Altra Industrial Motion, Inc.
2	.3(2)	Share Purchase Agreement, dated as of November 7, 2005, among Altra Industrial Motion, Inc. and the stockholders of Hay Hall Holdings Limited listed therein
2	.4*	Asset Purchase Agreement, dated May 18, 2006, among Warner Electric LLC, Bear Linear LLC and the other guarantors listed therein
3	.1*	Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, to be in effect immediately prior to the effectiveness of the offering
3	.2*	Second Amended and Restated Certificate of Incorporation of the Registrant, to be in effect upon the consummation of the offering
3	.3*	Amended and Restated Bylaws of the Registrant, to be in effect upon the consummation of the offering
4	.1*	Amended and Restated Registration Rights Agreement, dated January 6, 2005, among Registrant, Genstar Capital Partners II, L.P., Stargen III, L.P. and Caisse de dépôt et Placement du Québec
4	.2(1)	Indenture, dated as of November 30, 2004, among Altra Industrial Motion, Inc., the Guarantors party thereto and The Bank of New York Trust Company, N.A. as trustee
4	.3(3)	First Supplemental Indenture, dated as of February 7, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A. as trustee
4	.4(2)	Second Supplemental Indenture, dated as of February 8, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A. as trustee
4	.5(3)	Third Supplemental Indenture, dated as of April 24, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A. as trustee
4	.6(1)	Form of 9% Senior Secured Notes due 2011 (included in Exhibit 4.1)
4	.7(1)	Registration Rights Agreement, dated as of November 30, 2004, among Altra Industrial Motion, Inc., Jefferies & Company, Inc., and the Subsidiary Guarantors party thereto
4	.8(2)	Indenture, dated as of February 8, 2006, among Altra Industrial Motion Inc. the guarantors party thereto, the Bank of New York, as trustee and paying agent and the Bank of New York (Luxembourg) SA, as Luxembourg paying agent
4	.9(3)	First Supplemental Indenture, dated as of April 24, 2006, among Altra Industrial Inc., the guarantors party thereto, and The Bank of New York as trustee
4	.10(2)	Form of 11 1/4% Senior Notes due 2013
4	.11(2)	Registrants Rights Agreement, dated as of February 8, 2006, among Altra Industrial Inc., the guarantors party thereto, and Jefferies International Limited, as initial purchasers
4	.12*	Note Purchase Agreement, dated November 30, 2004, between Registrant and Caisse de dépôt et Placement du Québec
4	.13*	Form of Caisse de dépôt et Placement du Québec Note, due November 30, 2019
4	.14*	Amended and Restated Stockholders Agreement, dated January 6, 2005, among the Registrant and the stockholders listed therein
4	.15*	First Amendment to the Amended and Restated Stockholders Agreement, dated May 1, 2005, among the Registrant and the stockholders listed therein

Number		Description

4	.16*	Form of Common Stock Certificate
4	.17*	Second Amendment to the Amended and Restated Stockholders Agreement among the Registrant and the stockholders listed therein
4	.18*	First Amendment to the Amended and Restated Registration Rights Agreement among the Registrant and the stockholders listed therein
5.1		Opinion of Weil, Gotshal & Manges LLP
10	.1(1)	Credit Agreement, dated as of November 30, 2004, among Altra Industrial Motion, Inc. and certain subsidiaries of the Company, as Guarantors, the financial institutions listed therein, as Lenders, and Wells Fargo Bank, as Lead Arranger
10	.2(1)	Security Agreement, dated as of November 30, 2004, among Altra Industrial Motion, Inc., the other Grantors listed therein and The Bank of New York Trust Company, N.A.
10	.3(1)	Patent Security Agreement, dated as of November 30, 2004, among Kilian Manufacturing Corporation, Warner Electric Technology LLC, Formsprag LLC, Boston Gear LLC, Ameridrives International, L.P. and The Bank of New York Trust Company, N.A.
10	.4(1)	Trademark Security Agreement, dated as of November 30, 2004, among Warner Electric Technology LLC, Boston Gear LLC and The Bank of New York Trust Company, N.A.
10	.5(1)	Intercreditor and Lien Subordination Agreement, dated as of November 30, 2004, among Wells Fargo Foothill, Inc., The Bank of New York Trust Company, N.A. and Altra Industrial Motion, Inc.
10	.6(1)	Agreement, dated as of October 24, 2004, between Ameridrives International, L.P. and United Steel Workers of America Local 3199-10
10	.7(1)	Labor Agreement, dated as of August 9, 2004, between Warner Electric LLC (formerly Warner Electric Inc.) and International Association of Machinists and Aerospace Works, AFL-CIO, and Aeronautical Industrial District Lode 776, Local Lodge 2771
10	.8*	Labor Agreement, dated May 17, 2006, between Warner Electric LLC and United Steelworkers and Local Union No. 3245
10	.9*	Labor Agreement, dated June 6, 2005, between Formsprag LLC and UAW Local 155
10	.10(1)	Employment Agreement, dated as of January 6, 2005, among Altra Industrial Motion, Inc., the Registrant and Michael L. Hurt
10	.11(1)	Employment Agreement, dated as of January 6, 2005, among Altra Industrial Motion, Inc., the Registrant and Carl Christenson
10	.12(1)	Employment Agreement, dated as of January 12, 2005, among Altra Industrial Motion, Inc., the Registrant and David Wall
10	.13(1)	Registrant’s 2004 Equity Incentive Plan
10	.14*	Amendment to Registrant’s 2004 Equity Incentive Plan
10	.15(1)	Form of Registrant’s Restricted Stock Award Agreement
10	.16*	Subscription Agreement, dated November 30, 2004, among Registrant, the preferred purchasers and the common purchasers as listed therein
10	.17(1)	Advisory Services Agreement, dated as of November 30, 2004, among Registrant, Altra Industrial Motion, Inc. and Genstar Capital, L.P.
10	.18(1)	Transition Services Agreement, dated as of November 30, 2004, among Warner Electric Holding, Inc., Colfax Corporation and Altra Industrial Motion, Inc.
10	.19(1)	Trademarks and Technology License Agreement, dated November 30, 2004, among Registrant, Colfax Corporation and Altra Industrial Motion, Inc.
10	.20*	First Amendment to the Advisory Services Agreement among Registrant, Altra Industrial Motion, Inc. and Genstar Capital L.P.
10	.21*	Second Amendment to Registrant’s 2004 Equity Incentive Plan

Number		Description

10.22		First Amendment to Employment Agreement, dated December 5, 2006, among Altra Industrial Motion, Inc., the Registrant and Michael L. Hurt
10	.23*	Form of Amendment to Restricted Stock Award Agreements with Michael Hurt
10	.24*	Form of Transition Agreement
11	.1*	Statement of Computation of Earnings Per Share (required information contained within this Form S-1)
21.1		Subsidiaries of Registrant
23	.1*	Consent of Ernst & Young LLP, independent registered public accounting firm
23	.2*	Consent of BDO Stoy Hayward LLP, independent chartered accountants
23.3		Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)
24	.1*	Power of Attorney

(1)	Incorporated by reference to Altra Industrial Motion, Inc.’s Registration Statement on Form S-4 (File No. 333-124944) filed with the Securities and Exchange Commission on May 16, 2005.

(2)	Incorporated by reference to Altra Industrial Motion, Inc.’s Current Report on Form 8-K (File No. 333-124944) filed with the Securities and Exchange Commission on February 14, 2006.

(3)	Incorporated by reference to Altra Industrial Motion, Inc.’s Annual Report on Form 10-K (File No. 333-124944) filed with the Securities and Exchange Commission on May 15, 2006.

*	Filed previously